UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2017

Date of reporting period:	August 31, 2016

Item 1. Schedule of Investments:

Putnam Mortgage Opportunites Fund

The fund's portfolio
8/31/16 (Unaudited)

MORTGAGE-BACKED SECURITIES (79.3%)(a)
			Principal amount	Value

Agency collateralized mortgage obligations (20.3%)

Federal Home Loan Mortgage Corporation
Ser. 4500, Class GI, IO, 4.00%, 8/15/45			$146,854	$14,710
Ser. 4462, IO, 4.00%, 4/15/45			216,436	32,381
Ser. 4425, IO, 4.00%, 1/15/45			215,388	22,835
Ser. 4452, Class QI, IO, 4.00%, 11/15/44			122,977	17,985
Ser. 4355, Class DI, IO, 4.00%, 3/15/44			143,583	10,668
Ser. 4121, Class MI, IO, 4.00%, 10/15/42			210,079	35,451
Ser. 4015, Class GI, IO, 4.00%, 3/15/27			527,019	63,626
Ser. 4591, Class QI, IO, 3.50%, 4/15/46			297,709	34,945
Ser. 4501, Class BI, IO, 3.50%, 10/15/43			139,417	9,614
Ser. 4206, Class IP, IO, 3.00%, 12/15/41			224,250	23,569

Federal National Mortgage Association
IFB Ser. 11-4, Class CS, 11.851%, 5/25/40			37,669	46,655
Ser. 16-3, Class NI, IO, 6.00%, 2/25/46			188,939	42,965
IFB Ser. 12-86, Class CS, IO, 5.576%, 4/25/39			234,073	22,907
IFB Ser. 12-68, Class BS, IO, 5.476%, 7/25/42			124,111	21,894
Ser. 14-95, Class TI, IO, 4.00%, 5/25/39			446,989	35,312
Ser. 12-90, Class EI, IO, 3.50%, 2/25/39			302,067	22,277
Ser. 15-41, Class IA, IO, 3.50%, 6/25/35			523,400	65,589
Ser. 13-6, Class JI, IO, 3.00%, 2/25/43			173,379	18,747
FRB Ser. 03-W10, Class 1, IO, 0.708%, 6/25/43			287,471	3,773

Government National Mortgage Association
Ser. 16-75, Class LI, IO, 6.00%, 1/20/40			118,726	27,307
Ser. 14-182, Class KI, IO, 5.00%, 10/20/44			91,440	14,938
Ser. 14-133, Class IP, IO, 5.00%, 9/16/44			86,295	14,859
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40			63,775	10,981
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40			228,098	38,305
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39			41,263	7,095
Ser. 15-79, Class GI, IO, 5.00%, 10/20/39			398,092	60,561
Ser. 16-49, IO, 4.50%, 11/16/45			221,597	39,302
Ser. 14-100, Class LI, IO, 4.50%, 10/16/43			213,165	28,112
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40			58,246	8,766
Ser. 16-69, IO, 4.00%, 5/20/46			227,220	29,920
Ser. 15-186, Class AI, IO, 4.00%, 12/20/45			224,456	29,828
Ser. 15-64, Class IG, IO, 4.00%, 5/20/45			101,869	17,138
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45			368,154	76,435
Ser. 15-187, Class JI, IO, 4.00%, 3/20/45			232,612	27,633
Ser. 15-40, Class KI, IO, 4.00%, 7/20/44			111,123	19,398
Ser. 14-115, Class EI, IO, 4.00%, 6/20/38			282,788	19,793
Ser. 16-111, Class IP, IO, 3.50%, 8/20/46			389,000	35,010
Ser. 16-83, Class PI, IO, 3.50%, 6/20/45			295,990	48,935
Ser. 15-64, Class PI, IO, 3.50%, 5/20/45			141,114	11,333
Ser. 15-52, Class IK, IO, 3.50%, 4/20/45			620,920	91,557
Ser. 15-20, Class PI, IO, 3.50%, 2/20/45			101,010	13,507
Ser. 15-168, Class IG, IO, 3.50%, 3/20/43			174,998	15,843
Ser. 13-100, Class MI, IO, 3.50%, 2/20/43			187,780	13,680
Ser. 13-14, IO, 3.50%, 12/20/42			261,999	28,010
Ser. 15-82, Class GI, IO, 3.50%, 12/20/38			141,932	11,017
FRB Ser. 15-H16, Class XI, IO, 2.486%, 7/20/65			113,048	15,103
Ser. 15-H20, Class CI, IO, 2.235%, 8/20/65			189,824	25,361
Ser. 15-H10, Class HI, IO, 2.214%, 4/20/65			390,908	47,652
Ser. 16-H11, Class HI, IO, 2.078%, 1/20/66			322,633	37,413
Ser. 16-H06, Class HI, IO, 2.066%, 2/20/66			198,384	20,830
Ser. 15-H24, Class HI, IO, 2.027%, 9/20/65			380,687	34,642
Ser. 15-H25, Class CI, IO, 1.965%, 10/20/65			162,730	21,253
Ser. 15-H25, Class BI, IO, 1.962%, 10/20/65			267,791	34,973
Ser. 15-H26, Class DI, IO, 1.954%, 10/20/65			161,691	21,052
Ser. 15-H15, Class JI, IO, 1.926%, 6/20/65			190,565	22,087
Ser. 16-H02, Class HI, IO, 1.841%, 1/20/66			467,724	53,695
Ser. 15-H25, Class EI, IO, 1.834%, 10/20/65			221,164	23,952
Ser. 15-H23, Class DI, IO, 1.832%, 9/20/65			215,277	23,195
Ser. 15-H20, Class AI, IO, 1.823%, 8/20/65			195,447	21,128
Ser. 15-H18, Class IA, IO, 1.816%, 6/20/65			168,422	15,394
Ser. 15-H23, Class BI, IO, 1.711%, 9/20/65			129,078	13,527
Ser. 15-H26, Class EI, IO, 1.708%, 10/20/65			436,815	46,477
Ser. 14-H21, Class AI, IO, 1.655%, 10/20/64			364,542	40,938
Ser. 15-H22, Class EI, IO, 1.606%, 8/20/65			386,283	28,855
Ser. 15-H24, Class BI, IO, 1.601%, 8/20/65			371,921	25,142
Ser. 15-H25, Class AI, IO, 1.60%, 9/20/65			296,347	28,064
Ser. 15-H14, Class BI, IO, 1.58%, 5/20/65			622,629	43,958
Ser. 16-H08, Class GI, IO, 1.417%, 4/20/66			347,142	24,751
Ser. 11-H08, Class GI, IO, 1.243%, 3/20/61			423,960	23,911
FRB Ser. 11-H07, Class FI, IO, 1.221%, 2/20/61			891,519	42,793
Ser. 15-H26, Class CI, IO, 0.75%, 8/20/65			616,547	15,229

				2,036,541
Commercial mortgage-backed securities (28.1%)

Banc of America Commercial Mortgage Trust Ser. 06-4, Class AJ, 5.695%, 7/10/46			41,933	41,097

Bear Stearns Commercial Mortgage Securities Trust FRB Ser. 07-PW16, Class AJ, 5.91%, 6/11/40			80,000	77,200

CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class F, 5.25%, 12/15/47			100,000	91,800

Citigroup Commercial Mortgage Trust FRB Ser. 06-C4, Class B, 6.191%, 3/15/49(F)			18,966	18,038

Citigroup Commercial Mortgage Trust 144A
FRB Ser. 13-GC17, Class D, 5.26%, 11/10/46			200,000	176,868
FRB Ser. 14-GC19, Class D, 5.063%, 3/10/47			30,000	26,212
FRB Ser. 14-GC21, Class D, 4.996%, 5/10/47			123,000	102,705

COMM Mortgage Trust Ser. 06-C8, Class AJ, 5.377%, 12/10/46			144,000	138,125

COMM Mortgage Trust 144A Ser. 14-CR18, Class E, 3.60%, 7/15/47			100,000	62,732

GE Capital Commercial Mortgage Corp. Trust FRB Ser. 06-C1, Class AJ, 0.033%, 3/10/44			9,181	9,046

GS Mortgage Securities Trust
Ser. 06-GG8, Class AJ, 5.622%, 11/10/39			14,000	11,218
FRB Ser. 13-GC12, Class C, 4.179%, 6/10/46			42,000	42,260

GS Mortgage Securities Trust 144A FRB Ser. 14-GC18, Class D, 5.107%, 1/10/47			100,000	84,792

JPMBB Commercial Mortgage Securities Trust 144A Ser. 14-C25, Class E, 3.332%, 11/15/47			100,000	59,237

JPMorgan Chase Commercial Mortgage Securities Trust FRB Ser. 06-LDP7, Class B, 6.102%, 4/17/45			74,000	36,956

JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 13-C13, Class D, 4.189%, 1/15/46			14,000	13,209
Ser. 13-C13, Class E, 3.986%, 1/15/46			100,000	81,790
Ser. 12-C6, Class G, 2.972s, 5/15/45			100,000	78,260

LB-UBS Commercial Mortgage Trust
FRB Ser. 06-C3, Class C, 5.758%, 3/15/39			100,000	98,250
FRB Ser. 06-C6, Class B, 5.472%, 9/15/39			130,000	130,121

Merrill Lynch Mortgage Trust Ser. 06-C2, Class AJ, 5.802%, 8/12/43			16,598	16,598

Morgan Stanley Bank of America Merrill Lynch Trust 144A
Ser. 14-C17, Class D, 4.854%, 8/15/47			100,000	83,787
FRB Ser. 12-C6, Class G, 4.50%, 11/15/45			100,000	78,390
Ser. 14-C15, Class F, 4.00%, 4/15/47			125,000	82,287
Ser. 14-C17, Class E, 3.50%, 8/15/47			100,000	60,283
Ser. 15-C24, Class D, 3.257%, 5/15/48			19,000	12,653
Ser. 14-C19, Class D, 3.25%, 12/15/47			100,000	76,762

Morgan Stanley Capital I Trust
FRB Ser. 06-HQ8, Class D, 5.572%, 3/12/44(F)			100,000	73,113
Ser. 07-HQ11, Class B, 5.538%, 2/12/44			100,000	101,850
Ser. 06-HQ10, Class B, 5.448%, 11/12/41			100,000	97,349

Morgan Stanley Capital I Trust 144A FRB Ser. 08-T29, Class F, 6.477%, 1/11/43			100,000	99,990

UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C2, Class E, 5.043%, 5/10/63			38,000	36,551

Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C23, Class F, 5.782%, 1/15/45			100,000	99,250

Wells Fargo Commercial Mortgage Trust 144A Ser. 14-LC18, Class D, 3.957%, 12/15/47			148,000	116,597

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 14-C19, Class E, 5.136%, 3/15/47			19,000	13,753
FRB Ser. 13-UBS1, Class E, 4.782%, 3/15/46			110,000	92,435
FRB Ser. 13-C15, Class D, 4.63%, 8/15/46			129,000	118,160
Ser. 14-C19, Class D, 4.234%, 3/15/47			125,000	102,760
Ser. 14-C20, Class D, 3.986%, 5/15/47			110,000	85,350

				2,827,834
Residential mortgage-backed securities (non-agency) (30.9%)

BCAP, LLC Trust 144A FRB Ser. 15-RR5, Class 2A3, 1.537%, 1/26/46			100,000	63,178

Bellemeade Re Ltd. 144A FRB Ser. 15-1A, Class B1, 6.824%, 7/25/25 (Bermuda)			150,000	151,594

Countrywide Alternative Loan Trust
FRB Ser. 06-OA10, Class 1A1, 1.449%, 8/25/46			116,856	84,296
FRB Ser. 06-OA7, Class 1A2, 1.429%, 6/25/46			108,931	86,448
FRB Ser. 05-38, Class A3, 0.874%, 9/25/35			58,624	51,928
FRB Ser. 05-59, Class 1A1, 0.842%, 11/20/35			96,099	81,431
FRB Ser. 05-62, Class 1A1, 0.824%, 12/25/35			90,918	70,461
FRB Ser. 06-OC2, Class 2A3, 0.814%, 2/25/36			42,626	30,904
FRB Ser. 06-OA10, Class 4A1, 0.714%, 8/25/46			112,937	81,168
FRB Ser. 06-OC10, Class 2A2A, 0.704%, 11/25/36			54,762	47,369

Countrywide Home Loan Mortgage Pass-Through Trust FRB Ser. 06-OA5, Class 2A1, 0.724%, 4/25/46			117,808	89,118

Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2B, 13.274%, 10/25/28			135,000	153,136
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B, 12.774%, 9/25/28			95,000	108,300
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B, 12.274%, 10/25/28			135,000	151,621
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B, 12.274%, 8/25/28			91,000	102,090
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2B, 11.274%, 1/25/29			100,000	102,132
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2, 6.524%, 9/25/28			105,000	115,017
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2, 6.424%, 10/25/28			112,000	121,597
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, 6.224%, 4/25/28			100,000	108,169
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2, 6.074%, 4/25/28			103,000	110,776
Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2, 5.524%, 7/25/25			133,000	140,627
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2, 5.524%, 7/25/25			100,000	106,379
Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2, 5.074%, 2/25/25			87,294	91,694
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2, 4.974%, 1/25/29			60,000	60,961
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2, 4.824%, 2/25/25			95,000	99,196
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2, 4.524%, 5/25/25			100,000	103,582
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2, 4.524%, 5/25/25			16,000	16,608

GSAA Home Equity Trust FRB Ser. 06-8, Class 2A2, 0.704%, 5/25/36			186,239	92,486

IndyMac INDX Mortgage Loan Trust FRB Ser. 06-AR11, Class 2A1, 3.348%, 6/25/36			108,372	88,147

MortgageIT Trust FRB Ser. 05-3, Class M4, 1.154%, 8/25/35			83,074	68,041

Nomura Resecuritization Trust 144A FRB Ser. 15-1R, Class 6A9, 0.741%, 5/26/47			150,000	87,915

Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR1, Class 2A1, 0.704%, 1/25/37			111,788	93,703

WaMu Mortgage Pass-Through Certificates Trust FRB Ser. 05-AR10, Class 1A3, 2.717%, 9/25/35			94,158	91,362

Wells Fargo Mortgage Backed Securities Trust FRB Ser. 05-AR16, Class 6A4, 3.019%, 10/25/35			53,133	51,165

				3,102,599

Total mortgage-backed securities (cost $8,307,235)				$7,966,974

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (42.3%)(a)
			Principal amount	Value

U.S. Government Agency Mortgage Obligations (42.3%)

Federal National Mortgage Association Pass-Through Certificates
5.00%, TBA, 9/1/46			$1,000,000	$1,108,281
4.50%, TBA, 9/1/46			1,000,000	1,092,422
3.00%, TBA, 9/1/46			1,000,000	1,037,734
2.50%, TBA, 9/1/46			1,000,000	1,009,531

				4,247,968

Total U.S. government and agency mortgage obligations (cost $4,240,351)				$4,247,968

PURCHASED SWAP OPTIONS OUTSTANDING (0.1%)(a)
Counterparty
Fixed right % to receive or (pay)/	Expiration		Contract
Floating rate index/Maturity date	date/strike		amount	Value

Goldman Sachs International

(1.54875)/3 month USD-LIBOR-BBA/Sep-26	Sep-16/1.54875		$1,363,000	$3,953

1.26125/3 month USD-LIBOR-BBA/Sep-26	Sep-16/1.26125		1,363,000	1,840

JPMorgan Chase Bank N.A.

(1.639)/3 month USD-LIBOR-BBA/Nov-26	Nov-16/1.639		954,100	6,059

Total purchased swap options outstanding (cost $21,263)				$11,852

PURCHASED OPTIONS OUTSTANDING (—%)(a)
	Expiration		Contract
	date/strike price		amount	Value

Federal National Mortgage Association 30 yr 3.50% TBA commitments (Call)	Sep-16/$105.42		$1,000,000	$990

Total purchased options outstanding (cost $2,188)				$990

SHORT-TERM INVESTMENTS (21.2%)(a)
			Principal amount/shares	Value

Putnam Short Term Investment Fund 0.44%(AFF)		Shares	1,869,838	$1,869,838

U.S. Treasury Bills 0.259%, 11/17/16			$23,000	22,987

U.S. Treasury Bills 0.291%, 11/10/16(SEG)(SEGCCS)			57,000	56,969

U.S. Treasury Bills 0.269%, 9/8/16(SEG)(SEGSF)(SEGCCS)			122,000	121,996

U.S. Treasury Bills 0.260%, 9/1/16(SEG)(SEGCCS)			55,000	55,000

Total short-term investments (cost $2,126,787)				$2,126,790

TOTAL INVESTMENTS

Total investments (cost $14,697,824)(b)				$14,354,574

FUTURES CONTRACTS OUTSTANDING at 8/31/16 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation
U.S. Treasury Bond 30 yr (Long)	6	$1,022,250	Dec-16	$2,238
U.S. Treasury Note 10 yr (Long)	1	130,922	Dec-16	84

Total				$2,322

WRITTEN SWAP OPTIONS OUTSTANDING at 8/31/16 (premiums $21,263) (Unaudited)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Goldman Sachs International

(1.405)/3 month USD-LIBOR-BBA/Sep-26	Sep-16/1.405	$681,500	$3,455
1.405/3 month USD-LIBOR-BBA/Sep-26	Sep-16/1.405	681,500	5,881
JPMorgan Chase Bank N.A.

(1.3385)/3 month USD-LIBOR-BBA/Nov-26	Nov-16/1.3385	954,100	7,690

Total			$17,026

WRITTEN OPTIONS OUTSTANDING at 8/31/16 (premiums $2,188) (Unaudited)

	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association 30 yr 3.50% TBA commitments (Put)	Sep-16/$105.42	$1,000,000	$1,140

Total			$1,140

	CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 8/31/16 (Unaudited)

			Upfront		Payments	Payments	Unrealized
			premium	Termination	made by	received by	appreciation/
	Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$4,449,400	(E)	$9,542	9/21/18	1.12%	3 month USD-LIBOR-BBA	$4,079
	1,670,000	(E)	10,705	9/21/21	1.40%	3 month USD-LIBOR-BBA	(4,806)
	1,593,600	(E)	17,321	9/21/26	1.75%	3 month USD-LIBOR-BBA	(29,724)
	171,200	(E)	(4,048)	9/21/46	3 month USD-LIBOR-BBA	2.17%	16,348
	1,856,600		(7,245)	7/15/26	3 month USD-LIBOR-BBA	1.4825%	4,210
	300,000		(1)	6/29/18	3 month USD-LIBOR-BBA	0.711%	(1,682)
	300,000		(1)	6/29/18	3 month USD-LIBOR-BBA	0.7115%	(1,679)
	300,000		(1)	6/29/18	3 month USD-LIBOR-BBA	0.716%	(1,653)
	1,228,400	(E)	(4,299)	9/21/26	1.300%	3 month USD-LIBOR-BBA	12,156
	126,000		(2)	7/13/26	1.319%	3 month USD-LIBOR-BBA	1,181
	130,000		(2)	7/14/26	1.4065%	3 month USD-LIBOR-BBA	136
	241,000		(3)	7/15/26	3 month USD-LIBOR-BBA	1.324%	(2,166)
	430,000		(6)	7/19/26	3 month USD-LIBOR-BBA	1.397%	(926)
	160,000		(2)	7/20/26	1.44191%	3 month USD-LIBOR-BBA	(341)
	641,000		(9)	7/26/26	1.482%	3 month USD-LIBOR-BBA	(3,675)
	470,000		(6)	8/9/26	3 month USD-LIBOR-BBA	1.397%	(1,390)
	147,000		(2)	8/10/26	3 month USD-LIBOR-BBA	1.472%	610
	620,200	(E)	(9)	11/23/26	3 month USD-LIBOR-BBA	1.48%	1,314

	Total		$21,932	$(8,008)
(E)	Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 8/31/16 (Unaudited)

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
$379,698	$—	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	$167
302,093	—	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	133
841,009	—	1/12/43	(3.50%) 1 month USD-LIBOR	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	721
Credit Suisse International
1,745,712	—	1/12/41	3.50% ( 1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(1,499)
681,791	—	1/12/41	4.00% ( 1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(299)
177,301	—	1/12/45	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(49)
151,934	—	1/12/44	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(43)
Goldman Sachs International
193,480	—	1/12/45	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(54)
904,704	—	1/12/43	(3.50%) 1 month USD-LIBOR	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	776
58,235	(109)	1/12/44	(3.00%) 1 month USD-LIBOR	Synthetic TRS Index 3.00% 30 year Fannie Mae pools	(36)
JPMorgan Securities LLC
103,245	—	1/12/44	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(29)

Total	$(109)	$(212)

	OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/16 (Unaudited)

			Upfront			Payments
			premium		Termi-	received	Unrealized
	Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
	Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

	Barclays Bank PLC
	CMBX NA BBB- Index	BBB-/P	$34	$6,000	1/17/47	300 bp	$(488)
	Credit Suisse International
	CMBX NA BB Index	—	(10,385)	74,000	1/17/47	(500 bp)	2,426
	CMBX NA A Index	A/P	3,349	91,000	1/17/47	200 bp	(1,238)
	CMBX NA BB Index	—	(35)	2,000	5/11/63	(500 bp)	311
	CMBX NA BB Index	—	(194)	20,000	1/17/47	(500 bp)	3,268
	CMBX NA BBB- Index	BBB-/P	2,890	44,000	1/17/47	300 bp	(935)
	CMBX NA BBB- Index	BBB-/P	60,904	824,000	1/17/47	300 bp	(10,712)
	Goldman Sachs International
	CMBX NA BB Index	—	(3,069)	30,000	5/11/63	(500 bp)	2,128
	CMBX NA BB Index	—	(3,027)	20,000	1/17/47	(500 bp)	436
	CMBX NA BBB- Index	—	(997)	16,000	5/11/63	(300 bp)	336
	CMBX NA BBB- Index	BBB-/P	7,391	100,000	1/17/47	300 bp	(1,300)
	JPMorgan Securities LLC
	CMBX NA BBB- Index	BBB-/P	1,494	27,000	5/11/63	300 bp	(756)
	CMBX NA BBB- Index	BBB-/P	131	5,000	1/17/47	300 bp	(304)
	CMBX NA BBB- Index	BBB-/P	1,983	15,000	1/17/47	300 bp	679
	CMBX NA BBB- Index	BBB-/P	2,297	19,000	1/17/47	300 bp	645

	Total		$62,766	$(5,504)

*	Payments related to the referenced debt are made upon a credit default event.

**	Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***	Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody's, Standard & Poor's or Fitch ratings are believed to be the most recent ratings available at August 31, 2016. Securities rated by Putnam are indicated by "/P." The Putnam rating categories are comparable to the Standard & Poor's classifications.

Key to holding's abbreviations
bp	Basis Points
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
TBA	To Be Announced Commitments

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from June 1, 2016 through August 31, 2016 (the reporting period). Within the following notes to the portfolio, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $10,043,378.
(b)	The aggregate identified cost on a tax basis is $14,697,824, resulting in gross unrealized appreciation and depreciation of $236,546 and $579,796, respectively, or net unrealized depreciation of $343,250.
(AFF)	Affiliated company. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:
	Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period

	Putnam Short Term Investment Fund*	$1,466,890	$1,891,811	$1,488,863	$1,513	$1,869,838
* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
(SEGCCS)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities' valuation inputs.
At the close of the reporting period, the fund maintained liquid assets totaling $6,402,894 to cover certain derivative contracts and delayed delivery securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund's assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Stripped securities: The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.
Options contracts: The fund used options contracts to hedge duration and convexity, to isolate prepayment risk, and to manage downside risks.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.
Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap options contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.
For the fund's average contract amount on options contracts, see the appropriate table at the end of these footnotes.
Futures contracts: The fund used futures contracts for hedging treasury term structure risk and for yield curve positioning.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin".
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Interest rate swap contracts: The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk and for yield curve positioning.
An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.
The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund's maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
For the fund's average notional amount on interest rate swap contracts, see the appropriate table at the end of these footnotes.
Total return swap contracts: The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging sector exposure and for gaining exposure to specific sectors.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund's maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty.
For the fund's average notional amount on OTC total return swap contracts, see the appropriate table at the end of these footnotes.
Credit default contracts: The fund entered into OTC and/or centrally cleared credit default contracts for hedging credit risk, for hedging market risk, and for gaining exposure to specific sectors.
In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.
In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. The fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.
For the fund's average notional amount on credit default contracts, see the appropriate table at the end of these footnotes.
TBA commitments: The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.
The fund may also enter into TBA sale commitments to hedge its portfolio positions to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.
TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.
Unsettled TBA commitments are valued at their fair value according to the procedures described under "Security valuation" above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund's custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund's portfolio.
Collateral pledged by the fund is segregated by the fund's custodian and identified in the fund's portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund's net position with each counterparty.
With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund's net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty's long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund's counterparties to elect early termination could impact the fund's future derivative activity.
At the close of the reporting period, the fund had a net liability position of $74,196 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $100,000 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Mortgage-backed securities	$—	$7,966,974	$—
Purchased options outstanding	—	990	—
Purchased swap options outstanding	—	11,852	—
U.S. government and agency mortgage obligations	—	4,247,968	—
Short-term investments	1,869,838	256,952	—

Totals by level	$1,869,838	$12,484,736	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$2,322	$—	$—
Written options outstanding	—	(1,140)	—
Written swap options outstanding	—	(17,026)	—
Interest rate swap contracts	—	(29,940)	—
Total return swap contracts	—	(103)	—
Credit default contracts	—	(68,270)	—

Totals by level	$2,322	$(116,479)	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.
Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Credit contracts	$26,612	$94,882
Interest rate contracts	68,596	101,641

Total	$95,208	$196,523

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Purchased TBA commitment option contracts (contract amount)		$3,500,000
Purchased swap option contracts (contract amount)		$8,900,000
Written TBA commitment option contracts (contract amount)		$6,000,000
Written swap option contracts (contract amount)		$4,800,000
Futures contracts (number of contracts)		7
Centrally cleared interest rate swap contracts (notional)		$14,900,000
OTC total return swap contracts (notional)		$5,500,000
OTC credit default contracts (notional)		$1,300,000

	The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions, if applicable, see note "(d)" above, and for borrowing transactions associated with securities sold short, if applicable, see the "Short sales of securities" note above.

		Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Total

	Assets:
	Centrally cleared interest rate swap contracts§	$—	$4,719	$—	$—	$—	$—	$—	$4,719
	OTC Total return swap contracts*#	1,021	—	—	849	—	—	—	1,870
	OTC Credit default contracts*#	—	—	16,619	9,993	—	—	—	26,612
	Futures contracts§	—	—	—	—	—	—	375	375
	Purchased swap options#	—	—	—	5,793	6,059	—	—	11,852
	Purchased options#	—	—	—	—	990	—	—	990

	Total Assets	$1,021	$4,719	$16,619	$16,635	$7,049	$—	$375	$46,418

	Liabilities:
	Centrally cleared interest rate swap contracts§	—	5,066	—		—	—	—	5,066
	OTC Total return swap contracts*#	—	—	1,890	54	—	29	—	1,973
	OTC Credit default contracts*#	522	—	80,028	8,691	—	5,641	—	94,882
	Futures contracts§	—	—	—	—	—	—	—	—
	Written swap options#	—	—	—	9,336	7,690	—	—	17,026
	Written options#	—	—	—	—	1,140	—	—	1,140

	Total Liabilities	$522	$5,066	$81,918	$18,081	$8,830	$5,670	$—	$120,087

	Total Financial and Derivative Net Assets	$499	$(347)	$(65,299)	$(1,446)	$(1,781)	$(5,670)	$375	$(73,669)
	Total collateral received (pledged)##†	$—	$—	$(65,299)	$—	$—	$—	$—
	Net amount	$499	$(347)	$—	$(1,446)	$(1,781)	$(5,670)	$375

*	Excludes premiums, if any.

†	Additional collateral may be required from certain brokers based on individual agreements.

#	Covered by master netting agreement.

##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§	Includes current day's variation margin only, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund's portfolio.

	For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: October 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: October 28, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: October 28, 2016